FCPT Announces First Quarter 2022 Financial and Operating Results MILL VALLEY, CA – April 26, 2022 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months ended March 31, 2022. Management Comments “FCPT had a solid start to 2022, with continued high rent collection levels and opportunistic capital raising to further solidify our strong financial position,” said CEO Bill Lenehan. “Additionally, Fitch upgraded FCPT to BBB which underscores the quality and performance of our portfolio and our commitment to disciplined financial policies.” Rent Collection Update As of March 31, 2022, the Company has received rent payments representing 99.7% of its portfolio contractual base rent for the quarter ending March 31, 2022. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the first quarter increased 12.9% over the prior year to $46.9 million. Rental revenue consisted of $45.8 million in cash rents and $1.1 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $22.3 million for the first quarter, or $0.28 per diluted share. These results compare to net income attributable to common shareholders of $20.6 million for the same quarter in the prior year, or $0.27 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the first quarter was $0.40, representing a $0.03 per share increase compared to the same quarter in 2021. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the first quarter was $0.41, representing a $0.03 per share increase compared to the same quarter in 2021. General and Administrative (G&A) Expense • G&A expense for the first quarter was $5.3 million, which included $1.5 million of stock-based compensation. These results compare to G&A expense in the first quarter of 2021 of $4.8 million, including $1.4 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the first quarter was $3.8 million, representing 8.2% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.3325 per common share for the first quarter of 2022. Portfolio Activities Acquisitions • During the first quarter of 2022, FCPT acquired 18 properties for a combined purchase price of $42.0 million at an initial weighted average cash yield of 6.7% and a weighted average remaining lease term of 7.6 years. Liquidity and Capital Markets Capital Raising • Through April 26, 2022, 2,236,007 shares of Common Stock were sold pursuant to a forward sale agreement with the ATM manager for gross proceeds of approximately $61.0 million based on the initial weighted average forward price of $27.28. The Company currently expects to fully physically settle the forward sale agreement on one or more dates prior to December 31, 2022. As of April 26, 2022, the Company had not settled any portion of the forward sale agreement. • As announced on December 17, 2021, FCPT entered into agreements to issue $125 million of senior unsecured notes (the “Notes”) in the first quarter of 2022. The Notes funded on March 17, 2022 at a weighted average interest rate of 3.10%. • During the quarter, FCPT was upgraded by Fitch from BBB- to BBB with a stable outlook which highlights the Company’s commitment to a conservative financial policy and strong portfolio. This upgrade is an important step in lowering our borrowing costs. Liquidity • At March 31, 2022, FCPT had approximately $308.1 million of available liquidity including $58.1 million of cash and cash equivalents and $250 million of undrawn credit line capacity. Credit Facility and Unsecured Notes • At March 31, 2022, FCPT had $975 million of outstanding debt, consisting of $400 million of term loans and $575 million of unsecured fixed rate notes and no outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.7x at quarter-end. Real Estate Portfolio • As of March 31, 2022, the Company’s rental portfolio consisted of 937 properties located in 46 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 9.0 years.

Conference Call Information Company management will host a conference call and audio webcast on Wednesday, April 27 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 844 200 6205 (domestic) or 1 929 526 1599 (international), Call Access Code: 688418 Live webcast: https://events.q4inc.com/attendee/749165956 In order to pre-register for the call, investors can visit https://www.incommglobalevents.com/registration/q4inc/10551/fcpt-first-quarter-2022-financial-results- conference-call/ and enter in their contact information. Replay: Available through July 20, 2022 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 824861 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the First Quarter 2022 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2022 2021 Revenues: Rental revenue 46,903$ 41,515$ Restaurant revenue 7,494 5,231 Total revenues 54,397 46,746 Operating expenses: General and administrative 5,269 4,763 Depreciation and amortization 9,704 8,236 Property expenses 1,849 1,002 Restaurant expenses 6,883 4,859 Total operating expenses 23,705 18,860 Interest expense (8,375) (7,633) Other income, net 57 1 Realized gain on sale, net - 431 Income tax expense (88) (63) Net income 22,286 20,622 Net income attributable to noncontrolling interest (31) (43) Net Income Attributable to Common Shareholders 22,255$ 20,579$ Basic net income per share 0.28$ 0.27$ Diluted net income per share 0.28$ 0.27$ Regular dividends declared per share 0.3325$ 0.3175$ Weighted-average shares outstanding: Basic 80,195,140 75,969,887 Diluted 80,346,024 76,131,563 Three Months Ended March 31,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) March 31, 2022 (Unaudited) December 31, 2021 Real estate investments: Land 991,895$ 966,565$ Buildings, equipment and improvements 1,451,840 1,437,840 Total real estate investments 2,443,735 2,404,405 Less: Accumulated depreciation (689,198) (682,430) Total real estate investments, net 1,754,537 1,721,975 Intangible lease assets, net 104,721 104,251 Total real estate investments and intangible lease assets, net 1,859,258 1,826,226 Cash and cash equivalents 58,109 6,300 Straight-line rent adjustment 57,039 55,397 Derivative assets 11,269 2,591 Deferred tax assets 864 864 Other assets 11,770 11,601 Total Assets 1,998,309$ 1,902,980$ Liabilities: Long-term debt ($975,000 and $760,000 principal, respectively) 966,024$ 877,591$ Dividends payable 26,668 26,655 Rent received in advance 10,771 11,311 Derivative liabilities 951 7,517 Other liabilities 18,515 16,014 Total liabilities 1,022,929 939,088 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 80,363,738 and 80,279,217 shares issued and outstanding, respectively 8 8 Additional paid-in capital 959,237 958,737 Accumulated other comprehensive income (loss) 5,563 (9,824) Noncontrolling interest 2,232 2,218 Retained earnings 8,340 12,753 Total equity 975,380 963,892 Total Liabilities and Equity 1,998,309$ 1,902,980$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2022 2021 Funds from operations (FFO): Net income 22,286$ 20,622$ Depreciation and amortization 9,668 8,215 Realized gain on sales of real estate - (431) FFO (as defined by NAREIT) 31,954$ 28,406$ Straight-line rental revenue (1,642) (2,011) Stock-based compensation 1,500 1,371 Non-cash amortization of deferred financing costs 468 543 Non-real estate investment depreciation 36 21 Other non-cash revenue adjustments 530 506 Adjusted Funds from Operations (AFFO) 32,846$ 28,836$ Fully diluted shares outstanding (1) 80,460,583 76,290,955 FFO per diluted share 0.40$ 0.37$ AFFO per diluted share 0.41$ 0.38$ (1) Assumes the issuance of common shares for OP units held by non-controlling interest. Three Months Ended March 31,